                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 19, 2004
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                          Covista Communications, Inc.
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             (Exact name of registrant as specified in its charter)


New Jersey                                     0-2180                 22-1656895
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(State or other Jurisdiction                (Commission          (I.R.S. Employer
of Incorporation  or Organization)          File Number)         Identification No.)


721 Broad Street, Chattanooga, TN                                       37402
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(Address of principal executive offices)                              (Zip Code)


(423) 648-9700
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Registrant's telephone number, including area code

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS.

(c) Exhibits

As described in Item 9 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K: 99.1 Press Release of Covista Communications dated, August 19, 2004.

Item 9.  REGULATION FD DISCLOSURE

On August 19, 2004 Covista Communications, Inc. (the "Company") issued a press release disclosing the close of a material financial transaction. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Company pursuant to Item 12 of Form 8-K is furnishing this Current Report on Form 8-K and the press release attached hereto, insofar as they disclose the sale of certain assets and resignation of a Company officer.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

The annexed press release supplements the Company's disclosure of its sale of certain assets and resignation of a Company officer.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          Covista Communications, Inc.


                              By: /s/ Frank Pazera

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                               Name: Frank Pazera
                         Title: Chief Financial Officer



Date:  August 19, 2004